UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 25, 2022
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2022, QL Ginnie EBO, LLC, a Delaware limited liability company, as seller, together with QL Ginnie REO, LLC, a Delaware limited liability company, as REO subsidiary, and Rocket Mortgage, LLC, a Michigan limited liability company (the "Company") and indirect subsidiary of Rocket Companies, Inc., as guarantor, and JPMorgan Chase Bank, National Association, as buyer, entered into Amendment No. 3 to the Master Repurchase Agreement dated as of December 14, 2017, as amended (the "Master Repurchase Agreement") and amendment no. 4 to the related pricing side letter, which extended the termination date of the Master Repurchase Agreement from March 23, 2023 to March 13, 2024 and effectuated certain other technical changes to the Master Repurchase Agreement. The facility amount remains unchanged at $2.6 billion.

The foregoing description of the Master Repurchase Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amendment No. 3 to the Master Repurchase Agreement, a copy of which will be filed with the quarterly report on Form 10-Q of Rocket Companies, Inc. for the period ending March 31, 2022.

Following the execution of the amendments, as of March 25, 2022, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, remains unchanged at $33.8 billion. This figure compares with $34.2 billion and $29.30 billion as of December 31, 2021 and December 31, 2020, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2022

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer